                              SECURITY AGREEMENT
                              ------------------

SECURITY AGREEMENT
------------------

         This SECURITY AGREEMENT, dated as of June 5, 1996, is entered into between The Care Group, Inc., a Delaware corporation (hereinafter called the "Guarantor"), The Care Group of New York, Inc., a New York corporation, The Care Group of Georgia, Inc., a Georgia corporation, The Care Group of Texas, Inc., a Texas corporation, The Care Group of Los Angeles, Inc., a California corporation, Care Line of Dallas, Inc., a Texas corporation, Care Line of Georgia, Inc., a Georgia corporation, Care Line of Houston, Inc., a Texas corporation, Care line of New York, Inc., a New York corporation, Mail Order Meds, Inc., a Texas corporation, Advanced Care Associates, Inc., a Pennsylvania corporation, Advanced Care CPM, Inc., a Pennsylvania corporation, and Windsor Wholesale, Inc., a New York corporation (collectively the "Subsidiaries", and collectively with the Guarantor, the "Debtors"), and the United States of America, acting through the United States Attorney for the Eastern District of Pennsylvania and the office of Inspector General of the United States Department of Health and Human Services (herein called the "Secured Party").


                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, the Guarantor entered into a Settlement Agreement on the 5th day of June, 1996 (herein, as the same may be hereafter amended or modified from time to time, called the "Settlement Agreement"), with the Guarantor, the Secured Party, Advanced Care Associates, Inc., Robert Wolk, Harriet Wolk, Robert Miller, Anne Miller, Christopher Piacentile and Piper and Marbury L.L.P.;

         WHEREAS, the Settlement Agreement provides for the execution and delivery by the Guarantor and the Subsidiaries of a Security Agreement substantially in the form of this Security Agreement and a Guaranty (the "Guaranty") substantially in the form of Exhibit B to the Settlement Agreement;

         WHEREAS, the parties hereto desire that this Security Agreement secures the obligations of the Guarantor under the Settlement Agreement;

         WHEREAS, the parties hereto explicitly acknowledge that The Chase Manhattan Bank, National Association ("Chase") has a priority security interest in the Collateral (as defined in Section 1(b) hereof) only to the extent set forth in the Inter-Creditor Agreement annexed to the Settlement Agreement as Exhibit E thereto;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and of the benefits to be received by the Guarantor under the Settlement

Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant of Security Interest. Each Debtor hereby grants to the Secured Party a continuing security interest in the following property, whether now or hereafter existing or acquired, to secure the payment and performance of all obligations of the Guarantor under the Guaranty and the Settlement Agreement (the "Obligations"):

                  (a) all personal property, including all accounts (as such term is defined in the Uniform Commercial Code) and equipment, now owned and hereinafter acquired by such Debtors.

                  (b) all proceeds (including all insurance proceeds) of any of the foregoing (all the foregoing herein called the "Collateral").

"Uniform Commercial Code" shall mean the Uniform Commercial Code of the State of New York.

         2. Warranties. Each of the Debtors represents and warrants to the Secured Party that: (i) such Debtor is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation as stated in the preamble to this Security Agreement; (ii) the execution and delivery of this Agreement and the performance by such Debtor of its obligations hereunder are within such Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of such Debtor or of any agreement binding upon such Debtor; (iii) this Security Agreement is a legal, valid and binding obligation of such Debtor, enforceable against such Debtor in accordance with its terms; (iv) such Debtor is and will be the lawful owner of all Collateral; (v) such Debtor is not aware of any liens, security interests and other encumbrances applicable to the Collateral, other than a security interest to Chase pursuant to an agreement dated February 14, 1994, as amended and the permitted encumbrances disclosed on Schedule 2 hereto; and (vi) all information with respect to the Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Secured Party, and all other written information heretofore or hereafter furnished by such Debtor to the Secured Party, is and will be true and correct as of the date furnished.

         3. Turnover upon Event of Default. Upon the occurrence and during the continuance of an Event of Default (as such term is defined below), each Debtor will, (except as the Secured Party may otherwise consent in writing) forthwith, upon receipt, transmit and 2 deliver to the Secured Party, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Secured Party) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Secured Party may otherwise consent in writing, any such items which may be received by each Debtor will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Secured Party until delivery is made to the Secured Party. Each Debtor will comply with the terms and conditions of any consent given by the Secured Party pursuant to the provisions of this paragraph. For purposes of this Agreement, "Event of Default" shall mean the failure of Advanced Care Associates, Inc. or the Guarantor to comply with the terms and provisions of the Settlement Agreement, including the failure of Advanced Care Associates, Inc. or the Guarantor to make any payment required thereby.

         4. Further Encumbrance of Collateral. None of the Debtors will, without the consent of the Secured Party, pledge, sell, exchange or otherwise dispose of the Collateral or any part thereof or any interest therein except in the ordinary course of business, which pledges, sales, exchanges and other dispositions by any of the Debtors in the ordinary course of business are hereby authorized by the Secured Party. Such further authorized encumbrances by the Debtors shall not affect the priority of the United States liens.

         5.       Agreements of the Debtors.  Each Debtor

                  (a) will, upon request of the Secured Party, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed reasonably necessary by the Secured Party) and do such other acts and things, all as the Secured Party may from time to time reasonably request to establish and maintain a valid perfected security interest in the Collateral to secure the payment of the obligations, provided that notwithstanding the foregoing such Debtor shall not be required to file fixture filings (other than standard Uniform Commercial Code financing statements), mortgages or deeds of trusts with respect to any fixtures;

                  (b) will keep at its principal place of business, its records concerning the Collateral, which records will be of such character as will enable the Secured Party or their designees to determine at any time the status thereof, and such Debtor will not, unless the Secured Party shall otherwise consent in writing, duplicate any such records at any other address; and

                  (c) will furnish the Secured Party such information concerning such Debtor and the Collateral as the Secured Party may from time to time reasonably request.

         6. Remedies. Whenever an Event of Default shall exist, the Secured Party may from time to time exercise any rights and remedies available to it under applicable law. Each Debtor agrees, in the case of an Event of Default, to assemble (to the extent reasonably possible), at its expense, all Collateral at a convenient place acceptable to the Secured Party.

         7. General. No delay on the part of the Secured Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or any consent with respect to, any provision of this Security Agreement shall in any event be effective unless the same shall be in writing, and signed and delivered by the party to be bound thereby, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         All notices and other communications hereunder shall be given as provided in Paragraph 7 of the Settlement Agreement. The Subsidiaries shall be notified at the addresses attached hereto as Schedule 7.

         The Guarantor shall pay all reasonable attorneys, fees and costs, as approved by a court, incurred by the Secured Party in enforcing its rights under this Agreement.

         All obligations of the Guarantor and all rights, powers and remedies of the Secured Party expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law.

         The parties hereto explicitly acknowledge that Chase Bank has a priority security interest in the Collateral (as defined in Section 1(b) hereof) only to the extent set forth in the Inter- Creditor Agreement annexed to the Settlement Agreement as Exhibit E thereto.

         THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. WHEREVER POSSIBLE, EACH PROVISION OF THIS SECURITY AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SECURITY AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SECURITY AGREEMENT.

         This Security Agreement shall be binding upon and inure to the benefit of the Debtors and the Secured Party and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed as of the date first above written.

                                   THE CARE GROUP, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------


                                   UNITED STATES OF AMERICA


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------


                                   THE CARE GROUP OF NEW YORK, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------


                                   THE CARE GROUP OF GEORGIA, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------


                                   THE CARE GROUP OF TEXAS, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------


                                   THE CARE GROUP OF LOS ANGELES, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------

                                   CARE LINE OF DALLAS, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------


                                   CARE LINE OF GEORGIA, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------


                                   CARE LINE OF HOUSTON, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------


                                   CARE LINE OF NEW YORK, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------


                                   MAIL ORDER MEDS, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------


                                   ADVANCED CARE ASSOCIATES, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------

                                   ADVANCED CARE CPM, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------


                                   WINDSOR WHOLESALE, INC.


                                   By:
                                      --------------------------------------
                                      Its
                                         -----------------------------------